UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 19, 2022
NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2022 annual meeting of shareholders on May 19, 2022. At the meeting, the following proposals were submitted to a vote of our shareholders, with the voting results indicated below:
Proposal 1: Election of Directors. Our shareholders elected the following three Class II directors to hold office until the 2025 annual meeting of shareholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
William R. Cintani	128,730,242	262,396	16,120	1,182,600
Adam K. Peterson	126,843,687	2,148,761	16,310	1,182,600
Kimberly K. Rath	127,880,836	1,119,922	8,000	1,182,600

Proposal 2: Ratification of the appointment of KPMG LLP. Our shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
129,865,987	316,638	8,733	—

Proposal 3: Advisory vote on executive compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers as disclosed in the proxy statement for the annual meeting.

For	Against	Abstain	Broker Non-Votes
128,684,073	265,612	59,073	1,182,600

Proposal 4: Approval of an amendment to the Articles of Incorporation. Our shareholders approved an amendment to the Company's Articles of Incorporation to add a federal forum selection provision for legal actions under the Securities Act of 1933.

For	Against	Abstain	Broker Non-Votes
128,093,024	905,039	10,695	1,182,600

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Articles of Amendment to Third Amended and Restated Articles of Incorporation of Nelnet, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NELNET, INC.
Date: May 23, 2022                By:    /s/ JAMES D. KRUGER
Name:    James D. Kruger
Title:    Chief Financial Officer